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EXHIBIT 10.32

                           SECOND AMENDED AND RESTATED
                               OPERATING AGREEMENT
                                       OF
                                 SSP GAMING, LLC
                       A NEVADA LIMITED LIABILITY COMPANY
                      ____________________________________


         SSP SOLUTIONS, INC., as the sole member ("MEMBER") of SSP GAMING, LLC, a Nevada limited liability company (the "COMPANY"), hereby declares the following to be the Second Amended and Restated Operating Agreement ("AGREEMENT") of the Company as defined in Chapter 86 of the Nevada Limited Liability Company Act ("Act").

         1. TERM. The Company was formed on January 10, 2002 when its Articles of Organization ("ARTICLES") were filed with the Nevada Secretary of State as required by the Act and shall continue until terminated as a result of the dissolution and winding up of the Company in accordance with SECTION 13 hereof.

         2. PRINCIPAL PURPOSE. The Company is organized for any lawful purpose for which a limited liability company may be organized under the laws of the State of Nevada.

         3. PLACE OF BUSINESS. The Company shall continuously maintain an office and registered agent in the State of Nevada as required by the Act. The principal office of the company shall be at 3355 Las Vegas Blvd., South, Las Vegas, Nevada 89109, unless changed by the Member.

         4. MEMBERSHIP INTEREST. The Company shall be authorized to issue a single class of membership interest as defined in the Act ("INTEREST") including any and all benefits to which the holder of such Interest may be entitled under this Agreement, together with all obligations of such person to comply with the terms and provisions of this Agreement.

         5. CAPITAL CONTRIBUTION. The Member's acquisition of an Interest has already been paid to the Company as set forth on EXHIBIT A. Additionally, the Member may contribute cash or other property as it shall from time to time determine to permit the Company to carry on its business.

         6. MANAGEMENT.

                  (a) DESIGNATION OF MANAGERS. The overall management and control of the business and affairs of the Company shall be vested in the Managers. The number of Managers shall be three (3).

                  The names and addresses of the Managers of the Company designated by the Member, who shall serve until their respective successors have been elected and qualified, are as follows:


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                   NAME                          ADDRESS
                   ----                          -------
                   Marvin Winkler                17861 Cartwright Road
                                                 Irvine, CA  92614

                   Richard Depew                 17861 Cartwright Road
                                                 Irvine, CA  92614

                   Kris Shah                     17861 Cartwright Road
                                                 Irvine, CA  92614

                  Each Manager shall act as such until (a) his resignation, withdrawal, incapacity, removal by Member or death; or (b) the dissolution of the Company, whichever occurs first.

                  In addition, the Member shall designate the manager of Venetian Interactive, LLC ("VENETIAN") and remove such manager and designate a successor manager in its sole discretion. Member hereby designates Marvin Winkler as such manager. Member shall take all necessary actions to continuously maintain the person so designated pursuant to this paragraph as a manager of Venetian unless removed for cause by the terms of Venetian's Operating Agreement.

                  (b) MANAGERS' RIGHTS AND DUTIES. Subject to the provisions of the Articles of Organization, this Agreement and the Act, all powers of the Company shall be exercised by or under the authority of the Managers. No action shall be taken, sum expended, decision made or obligation incurred by the Company, or by any Member, unless and until it has been approved by the Managers.

                  (c) EXECUTIVE MANAGER; AUTHORITY OF MANAGERS TO BIND THE COMPANY. At any time more than one Manager is serving, the provisions of this section shall apply. Except as otherwise specifically provided in this Agreement and subject to the control of the Managers, all matters in connection with the day-to-day conduct of the Company's business, the use or disposition of its assets, and in general the supervision and control of the business and affairs of the Company shall be decided solely by an Executive Manager who shall be designated by the Member. The Executive Manager is hereby designated as Marvin Winkler. Unless otherwise specifically provided in this Agreement, no Manager other than the Executive Manager, acting alone, may by his or her signature bind the Company. The Executive Manager may by his or her signature bind the Company as to matters in the ordinary course of business and when a vote of Managers is not otherwise required, including any deed, mortgage, lease, contract, checking account, promissory note or other instrument, agreement or document to which the Company is a party, provided that such matters shall not exceed a $25,000.00 cost or other liability to the Company, does not contravene the provisions of this Agreement and otherwise complies with applicable law, and any third party may rely thereon without the necessity of inquiring into the authority of the signatory. As to matters in excess of $25,000.00 or otherwise not in the ordinary course of business or when a vote of Managers is otherwise required, the following shall apply:

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                           (i) A majority of the Managers shall constitute a
                  quorum for the transaction of business at a meeting of the Managers, provided there is at least one Manager present representing each Member's Interest at the meeting, and unless this Agreement or the Articles of Organization require a greater number.

                           (ii) The act of the majority of the Managers, as
                  provided in SECTION 6(c)(i), present at a meeting at which a quorum is present when the vote is taken shall be the act of the Managers unless this Agreement or the Articles of Organization require a greater percentage.

                           (iii) Unless the Articles of Organization provide
                  otherwise, any or all Managers may participate in a meeting by, or conduct the meeting through the use of, any means of communication by which all Managers participating may simultaneously hear each other during the meeting. A Manager participating in a meeting by this means is deemed to be present in person at the meeting.

                           (iv) A Manager who is present at a meeting of the
                  Managers when action is taken is deemed to have assented to the action taken unless: (1) he or she objects at the beginning of the meeting (or promptly upon his or her arrival) to holding it or transacting business at the meeting; or (2) his or her dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the Company immediately after adjournment of the meeting. The right of dissent or abstention is not available to a Manager who votes in favor of the action taken.

                           (v) Unless the Articles of Organization provide
                  otherwise, any action required or permitted to be taken by the Managers at a meeting may be taken without a meeting, without prior notice, and without a vote, if all of the Managers sign a written consent describing the action taken, and the consents are filed with the records of the Company. Action taken by consents is effective when the last Manager signs the consent, unless the consent specifies a different effective date. A signed consent has the effect of a meeting vote and may be described as such in any document.

                  (d) LIMITATION ON POWERS AND AUTHORITY OF MANAGERS. Notwithstanding the provisions of this SECTION 6 or any other provision herein, neither the Executive Manager nor the Managers shall have the right or power to do any of the following without the consent of
         Member:

                           (i) Do any act which would make it impossible to
                  carry on the ordinary business of the Company;

                           (ii) Do any act in contravention of this Agreement;

                           (iii) Amend this Agreement;


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                           (iv) Execute or deliver any assignment for the
                  benefit of the creditors of the Company;

                           (v) Cause the Company to borrow any sums for which
                  the Members have recourse liability;

                           (vi) Transact any business on behalf of the Company
                  in any jurisdiction, unless the Members would not, as a result thereof, become Managers and have any liability greater than that provided in this Agreement;

                           (vii) Dispose of substantially all of the assets or
                  the goodwill of any business of the Company; and

                           (viii) Admit a person or entity as a Member, except
                  as provided herein.

                  (e) INDEMNIFICATION.

                           (i) The Company shall indemnify and hold the Managers
                  harmless from and against any loss, claims, damages, liabilities, expenses, judgments, fines or settlements arising from any claims (including reasonable legal expenses and other costs of defense), demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which the Managers may be involved, as a party or otherwise, by reason of his or her management of, or involvement in, the affairs of the Company, or rendering of advice or consultation with respect thereto, or which relate to the Company, its properties, business or affairs, if the Managers acted in good faith and in a manner the Manager reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe the conduct of the indemnitee was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the indemnitee did not act in good faith and in a manner which the indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company or that the indemnitee had reasonable cause to believe that the indemnitee's conduct was unlawful (unless there has been a final adjudication in the proceeding that the indemnitee did not act in good faith and in a manner which the indemnitee reasonably believed to be in or not opposed to the best interests of the Company; or that the indemnitee did have reasonable cause to believe that the indemnitee's conduct was unlawful).

                           (ii) The Company may also, at the discretion of and
                  on terms approved by the Members, indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company by reason of the fact that the Person is or was an officer, employee or agent of the Company. However, no Person shall be entitled to indemnification for any conduct arising from that Person's gross negligence or willful misconduct or reckless disregard in the performance of that Person's duties.


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                           (iii) Expenses (including attorneys' fees) incurred
                  in defending any proceeding under paragraph (i) or (ii) may be paid by the Company in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay the amount if it is ultimately determined that the indemnitee is not entitled to indemnity.

                           (iv) The indemnification provided by this section
                  shall not be deemed to be exclusive of any other rights to which any Person may be entitled under any agreement, or as a matter of law, or otherwise, both as to action in a Person's official capacity and to action in another capacity.

                           (v) The Members shall have power to purchase and
                  maintain insurance for the benefit of the Company, the Members, the Managers, officers, employees or agents of the Company and any other indemnitees at the expense of the Company, whether or not the Company would be permitted to indemnify those Persons against liability under the provisions of this Agreement.

                  (f) DEALINGS OUTSIDE THE COMPANY. It is specifically understood and agreed that no Manager or Member shall be required to devote full time to Company business and any Manager and the Member may, at any time and from time to time, engage in and possess an interest in other business ventures of any and every type and description, independently or with others, and neither the Company nor any Member shall by virtue of this Agreement have any right, title or interest in or to such independent venture of any Manager or Member, even if such venture is in competition with or related to the business of the Company. However, the authorization to engage in such ventures does not in any way modify or reduce any Member's fiduciary duty to act in the best interest of the Company and its Members.

                  (g) CONFIDENTIALITY. The Managers and the Member will not, directly or indirectly, disclose to any person not authorized by the Company to receive or use such information any of the Company's confidential or proprietary data, information, or techniques, or give to any person not authorized by the Company to receive it any information that is not generally known to anyone other than the Company, its Managers, employees and Affiliates, or that is designated by the Company as "Limited," "Private," or "Confidential," or similarly designated or for which there is any reasonable basis to be believed is, or which appears to be, treated by the Company as confidential.

                  (h) OFFICERS. Notwithstanding the foregoing, the Member may appoint officers of the Company in accordance with SECTION 7.

         7. OFFICERS OF THE COMPANY.

                  (a) APPOINTMENT OF OFFICERS. The Member may appoint officers of the Company which, if deemed necessary by the Member, shall be a Chief Executive Officer, a Secretary, a Chief Financial Officer and such other officers as the Member may deem to be in the best interests of the Company. Any individual may hold any number of offices. No officer need be a resident of the State of Nevada or citizen of the United States. The officers shall exercise such powers and perform such duties as specified in the Agreement and as shall be determined from time to time by the Member.


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                  (b) TERM AND REMOVAL. Each officer of the Company shall serve at the sole discretion of the Member and shall hold office for the term for which he is appointed until his successor has been appointed by the Member, or until his earlier removal or resignation.

                  (c) SALARIES OF OFFICERS. The salaries of all officers and agents of the Company, if any, shall be fixed by the Member.

                  (d) DUTIES AND POWERS OF CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Company shall have general and active management of the business of the Company. The Chief Executive Officer of the Company may use and, from time to time, execute documents of the Company showing, the title of "President."

                  (e) DUTIES AND POWERS OF SECRETARY. The Secretary shall record all the proceedings of the meetings of the Company in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the Member and officers, if any, and shall perform such other duties as may be prescribed by the Member. The Secretary shall have custody of the seal, if any, of the Company and shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature. The Member may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

                  (f) DUTIES AND POWERS OF CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have the custody of the funds and securities of the Company, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company, and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Member. The Chief Financial Officer shall disburse the funds of the Company as may be ordered by the Member, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Member, or when the Member so requires, an account of all his transactions as Chief Financial Officer and of the financial condition of the Company. The Chief Financial Officer of the Company may use and, from time to time, execute documents of the Company showing, the title of "Treasurer."

         8. SEPARATE IDENTITY. Notwithstanding anything contained herein to the contrary, in order to preserve and ensure its separate and distinct limited liability company identity, the Company:

                  (a) will not fail to correct any known misunderstanding regarding the separate identity of the Company;

                  (b) will maintain its accounts, books and records separate from any other person or entity;


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                  (c) will maintain its books, records, resolutions and
         agreements as official records;

                  (d) will not commingle its funds or assets with those of any other person or entity;

                  (e) will hold its assets in its own name;

                  (f) will conduct its business in its name;

                  (g) will maintain its financial statements, accounting records and other Company documents separate from any other person or entity;

                  (h) will pay its own liabilities out of its own funds and assets;

                  (i) will maintain an arms-length relationship with any person or entity directly or indirectly controlling, controlled by, or under common control with the Company or any person or entity owning a material interest in the Company, either directly or indirectly;

                  (j) will allocate fairly and reasonably shared expenses, including without limitation, shared office space, and has and will use separate stationery, invoices and checks;

                  (k) will hold itself out and identify itself as a separate and distinct limited liability company under its own name and not as a division or part of any other person or entity;

                  (l) will not enter into, or be a party to, any transaction with its Member except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party; and

                  (m) will maintain adequate capital in light of its contemplated business operations.

         9. TAX CHARACTERIZATION. The Member acknowledges that at all times that two or more persons or entities may hold equity interests in the Company for federal income tax purposes (i) it is the intention of the Company that it shall then be treated as a "partnership" for federal and all relevant state tax purposes and (ii) the Company shall then make all available elections to be so treated. Until such time, however, it is the intention of the Member that the Company be disregarded for federal and all relevant state tax purposes and that the activities of the Company be deemed to be activities of the Member for tax purposes. All provisions of the Articles and this Agreement are to be construed so as to preserve that tax status under those circumstances.


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         10. DISTRIBUTIONS. At such time as the Member shall determine, the
Member shall cause the Company to distribute any cash held by it which is neither reasonably necessary for the operation of the Company nor otherwise in violation of the Act.

         11. ASSIGNMENTS. The Member may assign all or any part of his Interest at any time (an assignee of such Interest is hereinafter referred to as a "PERMITTED TRANSFEREE"). A Permitted Transferee shall become a substituted Member automatically upon an assignment.

         12. DISTRIBUTIONS UPON DISSOLUTION. Upon the occurrence of an event set forth in SECTION 13 hereof, the Member shall be entitled to receive, after paying or making reasonable provision for all of the Company's creditors to the extent required by the Act, the remaining funds of the Company.

         13. DISSOLUTION. The Company shall dissolve, and its affairs shall be wound up, upon the earliest to occur of (a) the decision of the Member, or (b) an event of dissolution of the Company under the Act.

         14. LIMITED LIABILITY. The Member shall have no liability for the obligations of the Company except to the extent required by the Act.

         15. AMENDMENT. This Agreement may be amended only in a writing signed by the Member.

         16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and, unless expressly or by necessary implication contravened by any provision hereof, the provisions of the Act shall apply.

         17. SEVERABILITY. Every term and provision of this Agreement is intended to be severable, and if any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.



                            [SIGNATURE PAGE FOLLOWS]


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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of April 7, 2003.


                                         SSP SOLUTIONS, INC.




                                         By: /S/ Marvin J. Winkler
                                             ----------------------------------

                                         Name:    MARVIN J. WINKLER

                                         Title:   CEO




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                                    EXHIBIT A

                              CAPITAL CONTRIBUTIONS
                              ---------------------

                 NAME OF MEMBER                   PERCENTAGE INTEREST
                 --------------                   -------------------
               SSP Solutions, Inc.                        100%



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